Quarterly Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2010
Quarterly Data (Unaudited)
Quarterly Data (Unaudited)

(Millions, except per-share amounts) 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2010
Net sales	$6,348	$6,731	$6,874	$6,709	$26,662
Cost of sales	3,238	3,435	3,583	3,575	13,831
Net income attributable to 3M	930	1,121	1,106	928	4,085
Earnings per share attributable to 3M common shareholders — basic	1.31	1.57	1.55	1.30	5.72
Earnings per share attributable to 3M common shareholders — diluted	1.29	1.54	1.53	1.28	5.63

(Millions, except per-share amounts) 2009	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year 2009
Net sales	$5,089	$5,719	$6,193	$6,122	$23,123
Cost of sales	2,772	2,977	3,171	3,189	12,109
Net income attributable to 3M	518	783	957	935	3,193
Earnings per share attributable to 3M common shareholders — basic	0.75	1.12	1.36	1.32	4.56
Earnings per share attributable to 3M common shareholders — diluted	0.74	1.12	1.35	1.30	4.52